UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):June 9, 2014

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)
161 S. San Antonio Road, Suite 10, Los Altos, CA (Address of Principal Executive Offices)	94022 (Zip Code)

408/986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2014, DSP Group, Inc. (the “Company”) held its annual meeting of stockholders (the “2014 Annual Meeting”) whereby the stockholders approved an amendment to the Restated Certificate of Incorporation (the “Amendment”) of the Company to declassify the board of directors of the Company. Subsequent to stockholder approval, the Amendment was filed and accepted by the Secretary of State of the State of Delaware on June 12, 2014. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2014 Annual Meeting, the following proposals were submitted to a vote of stockholders and the voting results are set forth below. The proposals are described in detail in the proxy statement for the 2014 Annual Meeting that the Company filed with the Securities and Exchange Commission on April 30, 2014.

1.      On the proposal to elect three Class II directors, Ofer Elyakim, Gabi Seligsohn and Yair Seroussi, each to serve until the 2015 annual meeting of stockholders (if Proposal 2 is approved) or until the 2017 annual meeting of stockholders (if Proposal 2 is not approved), and until their successors are elected and qualified, subject to their earlier resignation or removal:

Ofer Elyakim	For: 16,968,579	Withheld: 225,715	Broker Non-Vote: 2,529,853

Gabi Seligsohn	For: 16,927,698	Withheld: 266,596	Broker Non-Vote: 2,529,853

Yair Seroussi	For: 15,494,212	Withheld: 1,700,082	Broker Non-Vote: 2,529,853

2.     On the proposal to approve the amendment of the Restated Certificate of Incorporation of the Company, as amended, to eliminate the classified structure of the Board of Directors:

For: 17,163,907	Against: 26,451	Abstain: 3,936	Broker Non-Vote: 2,529,853

Due to the approval of Proposal 2, the Class II directors were each elected to serve until the 2015 annual meeting of stockholders.

3.     On the proposal to ratify the selection of Kost Forer Gabbay & Kassierer (a member of Ernst & Young Global) as independent auditors of the Company for the fiscal year ending December 31, 2014:

For: 17,912,315	Against: 1,794,301	Abstain: 17,531

4.     On the advisory vote to approve named executive officers compensation:

For: 16,879,149	Against: 306,062	Abstain: 9,083	Broker Non-Vote: 2,529,853

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d. Exhibits

Exhibit No.	Description
3.1	Amendment to Restated Certificate of Amendment of DSP Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: June 13, 2014	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer
and Secretary

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